EX.99.906CERT

Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, James Vanek, President of Apollo Tactical Income Fund Inc. (the “Registrant”), certify that:

1.

The Form N-CSR of the Registrant (the “Report”) for the period ended June 30, 2023 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 22, 2023	/s/ James Vanek
James Vanek President (principal executive officer)

I, Kenneth Seifert, Treasurer and Chief Financial Officer of Apollo Tactical Income Fund Inc. (the “Registrant”), certify that:

1.

The Form N-CSR of the Registrant (the “Report”) for the period ended June 30, 2023 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 22, 2023	/s/ Kenneth Seifert
Kenneth Seifert, Treasurer and Chief Financial Officer (principal financial officer)